                                                                    EXHIBIT 10.4

                     AMENDMENT NO. 3 TO THE SECOND AMENDED
                 AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                           WINN LIMITED PARTNERSHIP

       This Amendment No. 3 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of September 14, 1998, by and among Winston Hotels, Inc. (the "General Partner") and the Limited Partners of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

       WHEREAS, the Partnership Units held by John B. Harris, Jr. Were redeemed on March 30, 1998 in exchange for REIT Shares in accordance with the terms of the Partnership Agreement;

       WHEREAS, additional Partnership Units were issued to the General Partner upon the contribution by the General Partner of the proceeds of the issuance of REIT Shares to employees and directors of the General partner;

       WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect such redemption and such issuance;

       NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

       Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached to this Amendment reflecting the redemption of the Partnership Units held by John B. Harris, Jr. and the issuance of additional Partnership Units to the General Partner upon the General partner's contribution of the proceeds of the issuance of additional REIT Shares to employees and directors of the General Partner.

       IN WITNESS WHEREOF, the foregoing Amendment No. 3 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 14th day of September, 1998, by the undersigned as General Partner of the Partnership.


                                             WINSTON HOTELS, INC.,
                                             as General Partner


                                             By: /s/ Brent V. West
                                                -------------------------------
                                                Brent V. West

                                             Title: Vice President, Controller

                                   EXHIBIT A
                              September 14, 1998

(reflecting redemption of Partnership Units held by John B. Harris, Jr. and the issuance of additional units to the General Partner in connection with the General Partner's issuance of stock to employees and directors)

               PARTNER AND                        PARTNERSHIP                PERCENTAGE
                 ADDRESS                             UNITS                    INTEREST
                 -------                             -----                    --------

          GENERAL PARTNER:

          Winston Hotels, Inc.                     16,313,980                    90.37%
          2209 Century Drive
          Raleigh, NC  27612

          LIMITED PARTNERS:

          Hotel I, Inc.                               297,500                     1.65%
          2209 Century Drive
          Raleigh, NC  27612

          Charles M. Winston                          105,643                      .58%
          Winston Hotels, Inc.
          2209 Century Drive
          Raleigh, NC  27612

          Cary Suites, Inc.                           606,413                     3.36%
          2209 Century Drive
          Raleigh, NC  27612

          RWW, Inc.                                    69,960                      .39%
          2209 Century Drive
          Raleigh, NC  27612

          WJS Associates-                             109,516                      .61%
          Perimeter II, Inc.
          2209 Century Drive
          Raleigh, NC  27612

          Hotel II, Inc.                               45,651                      .25%
          2209 Century Drive
          Raleigh, NC  27612

          Quantum Realty                              440,100                     2.44%
          Partners II, L.P.
          100 Crescent Court
          Suite 1000
          Dallas, Texas  75241

          Hubbard Realty of                            63,797                      .35%
            Winston-Salem, Inc.
          85 South Stratford Rd.
          Winston-Salem, NC  27103
                                                   ----------                  -------
                                                   18,052,560                   100.00%